UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2020

Lyft, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38846	20-8809830
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

185 Berry Street, Suite 5000

San Francisco, California 94107

(Address of principal executive offices, including zip code)

(844) 250-2773

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.00001 per share	LYFT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 19, 2020, Lyft, Inc. (the “Company”) held its annual meeting of stockholders (the “Meeting”). The stockholders of the Company voted on the following four proposals at the Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2020:

1.	To elect two Class I directors to serve until the 2023 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2020;

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers; and

4.	To approve, on an advisory basis, the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers.

1. Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Logan Green	361,866,472	19,275,470	45,950,524
Ann Miura-Ko	351,910,063	29,231,879	45,950,524

Based on the votes set forth above, each director nominee was duly elected to serve until the 2023 annual meeting of stockholders and until his or her successor is duly elected and qualified.

2. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
423,443,840	706,811	2,941,815	—

Based on the votes set forth above, the stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

3. Advisory Vote on Compensation of Named Executive Officers

For	Against	Abstain	Broker Non-Votes
376,496,615	1,533,286	3,112,041	45,950,524

Based on the votes set forth above, the stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

4. Advisory Vote on Frequency of Future Stockholder Advisory Votes on Compensation of Named Executive Officers

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
377,447,254	149,324	718,958	2,826,406	45,950,524

Based on the votes set forth above, the stockholders advised that they were in favor of every one year as the frequency of holding a non-binding advisory vote on named executive officer compensation. Based on the results of the vote, and consistent with the recommendation of the Company’s Board of Directors (the “Board”), the Board has determined to hold a non-binding advisory vote regarding named executive officer compensation every one year until the next required non-binding advisory vote on the frequency of holding future votes regarding named executive officer compensation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYFT, INC.

Date: June 23, 2020	/s/ Brian Roberts
Brian Roberts
Chief Financial Officer